UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.16

ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 9, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund (the “Fund”) for the annual reporting period ended October 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards or swaps, including those on fixed-income and equity securities and foreign currencies.

AB UNCONSTRAINED BOND FUND •	1

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, and its secondary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended October 31, 2016.

All share classes of the Fund outperformed the primary benchmark in both periods, before sales charges. During both periods, country and yield-curve positioning contributed most to performance, relative to the benchmark, primarily due to gains from country positioning in the UK, Australia and Canada. Positioning in the eurozone also benefited performance in the six-month period, while positioning in the US and Mexico contributed in the 12-month period. Sector and security selection added to returns in both periods, because of positions within both high-yield and investment-grade corporates, agency risk-sharing transactions, non-agency mortgages and emerging-market sovereigns. Security selection in developed-market sovereign bonds detracted in both periods.

Currency allocation contributed in both periods, as well. In the six-month period, gains from underweight positions in the Canadian dollar, euro and Malaysian ringgit more than offset losses from overweights in the Brazilian real and Swedish krona, which dropped toward the end of the period on uncertainty surrounding the future of politics between the UK and the European Union. During the 12-month period, underweights in the Malaysian ringgit and Canadian dollar and overweight positions in the Russian ruble and Hungarian forint added to performance, while an underweight in the euro and overweight in the Brazilian real detracted.

During both periods, the Fund utilized derivatives in the form of currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to take active market risk as well as to hedge the Fund against market stress. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning. Swaptions were used to take active risk in an effort to add alpha. The Fund used total return swaps and variance swaps to hedge market risk.

Market Review and Investment Strategy

Bond markets generally increased in absolute terms over the 12-month period ended October 31, 2016, as global growth trends and central bank action in the world’s largest economies continued to diverge. After declining through the end of 2015 and beginning of 2016, oil prices rebounded through much of the period on the back of decreased

2	• AB UNCONSTRAINED BOND FUND

global supply—which contributed to a rally in emerging-market debt sectors—though prices moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period.

In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been well-telegraphed and widely anticipated, and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity. In October, third quarter US GDP posted its best quarterly gain in two years (largely because of a surge in agricultural exports).

Central banks around the globe cut rates during the annual period, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets began to stabilize as well, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

Yields in most developed markets fell in the 12-month period, with UK yields reaching historic lows in the months following the Brexit referendum in June. At the end of the period, trillions of dollars’ worth of government debt around the world lingered in negative territory. Developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the rally in global high yield. Energy and basics were among the top performing sectors in each period, largely due to positive oil price action, while consumer-related sectors lagged the rising market.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB UNCONSTRAINED BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 3-Month US T-Bill Index and the Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB UNCONSTRAINED BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB UNCONSTRAINED BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Unconstrained Bond Fund*
Class A†	2.97%	3.62%

Class B‡	2.58%	2.85%

Class C†	2.58%	2.86%

Advisor Class†^	3.10%	3.90%

Class R†^	2.87%	3.31%

Class K^	3.03%	3.63%

Class I†^	3.12%	3.82%

Class Z^	3.12%	3.94%

Primary benchmark: BofA ML 3-Month US T-Bill Index	0.17%	0.31%

Bloomberg Barclays Global Aggregate Bond Index (US dollar hedged)	1.88%	5.17%

*    Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2016, by 0.01% and 0.01%, respectively.

†      The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

‡     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

^       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/31/06 TO 10/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Unconstrained Bond Fund Class A shares (from 10/31/06 to 10/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			3.53%
1 Year	3.62%	-0.83%
5 Years	3.17%	2.27%
10 Years	3.10%	2.66%

Class B Shares			2.94%
1 Year	2.85%	-1.15%
5 Years	2.47%	2.47%
10 Years(a)	2.54%	2.54%

Class C Shares			2.96%
1 Year	2.86%	1.86%
5 Years	2.48%	2.48%
10 Years	2.39%	2.39%

Advisor Class Shares†			3.96%
1 Year	3.90%	3.90%
5 Years	3.45%	3.45%
10 Years	3.39%	3.39%

Class R Shares†			3.20%
1 Year	3.31%	3.31%
5 Years	2.96%	2.96%
10 Years	2.89%	2.89%

Class K Shares†			3.66%
1 Year	3.63%	3.63%
5 Years	3.21%	3.21%
10 Years	3.17%	3.17%

Class I Shares†			3.96%
1 Year	3.82%	3.82%
5 Years	3.50%	3.50%
10 Years	3.43%	3.43%

Class Z Shares†			3.96%
1 Year	3.94%	3.94%
Since Inception‡	2.40%	2.40%

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance and footnotes continued on next page)

AB UNCONSTRAINED BOND FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.76%, 1.77%, 0.76%, 1.46%, 1.12%, 0.78% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• AB UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.79%
5 Years	1.80%
10 Years	2.57%

Class B Shares
1 Year	-2.15%
5 Years	1.99%
10 Years(a)	2.47%

Class C Shares
1 Year	0.86%
5 Years	2.00%
10 Years	2.31%

Advisor Class Shares*
1 Year	2.90%
5 Years	2.99%
10 Years	3.32%

Class R Shares*
1 Year	2.32%
5 Years	2.51%
10 Years	2.82%

Class K Shares*
1 Year	2.63%
5 Years	2.73%
10 Years	3.10%

Class I Shares*
1 Year	2.83%
5 Years	3.01%
10 Years	3.35%

Class Z Shares*
1 Year	2.95%
Since Inception†	1.78%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 11/4/2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

AB UNCONSTRAINED BOND FUND •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,029.70	$4.49	0.88%	$4.59	0.90%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.57	0.90%
Class B
Actual	$1,000	$1,025.80	$8.30	1.63%	$8.40	1.65%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%	$8.36	1.65%
Class C
Actual	$1,000	$1,025.80	$8.30	1.63%	$8.40	1.65%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%	$8.36	1.65%
Advisor Class
Actual	$1,000	$1,031.00	$3.22	0.63%	$3.32	0.65%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%	$3.30	0.65%
Class R
Actual	$1,000	$1,028.70	$5.76	1.13%	$5.86	1.15%
Hypothetical**	$1,000	$1,019.46	$5.74	1.13%	$5.84	1.15%
Class K
Actual	$1,000	$1,030.30	$4.49	0.88%	$4.59	0.90%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.57	0.90%

12	• AB UNCONSTRAINED BOND FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class I
Actual	$1,000	$1,031.20	$3.22	0.63%	$3.32	0.65%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%	$3.30	0.65%
Class Z
Actual	$1,000	$1,031.22	$3.27	0.64%	$3.32	0.65%
Hypothetical**	$1,000	$1,021.94	$3.25	0.64%	$3.30	0.65%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half-year period).

AB UNCONSTRAINED BOND FUND •	13

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $281.1

*	All data are as of October 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.4% or less in the following security types: Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets – Corporate Bonds, Governments – Sovereign Agencies, Local Governments – Municipal Bonds, Local Governments – Regional Bonds, Options Purchased – Calls and Warrants.

14	• AB UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

*	All data are as of October 31, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries or regions: Australia, Chile, Dominican Republic, Eurozone, Gabon, Hungary, Jamaica, Kuwait, Luxembourg, Macau, Netherlands, New Zealand, Norway, Switzerland and Turkey.

AB UNCONSTRAINED BOND FUND •	15

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 27.3%
Industrial – 18.3%
Basic – 1.5%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	300	$298,500
Anglo American Capital PLC 4.875%, 5/14/25(a)		201	204,517
Cliffs Natural Resources, Inc. 8.00%, 9/30/20(a)		31	31,000
Freeport-McMoRan, Inc. 2.375%, 3/15/18		149	147,138
4.55%, 11/14/24		563	516,552
5.40%, 11/14/34		270	232,537
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		676	738,530
Lecta SA 6.50%, 8/01/23(a)	EUR	104	114,880
Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	650	578,500
8.875%, 10/15/20(b)(c)		650	– 0	–
Peabody Energy Corp. 6.00%, 11/15/18		391	173,018
PQ Corp. 6.75%, 11/15/22(a)		219	236,246
Teck Resources Ltd. 3.00%, 3/01/19		103	101,455
5.40%, 2/01/43		538	485,545
8.00%, 6/01/21(a)		16	17,480
8.50%, 6/01/24(a)		22	25,465
United States Steel Corp. 8.375%, 7/01/21(a)		274	291,125

			4,192,488

Capital Goods – 2.2%
Apex Tool Group LLC 7.00%, 2/01/21(a)		25	22,813
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)		210	215,250
7.25%, 5/15/24(a)		1,075	1,134,125
Bombardier, Inc. 7.50%, 3/15/25(a)		1,042	932,590
Case New Holland Industrial, Inc. 7.875%, 12/01/17		128	135,520
GFL Environmental, Inc. 7.875%, 4/01/20(a)		73	76,468
9.875%, 2/01/21(a)		625	684,375
Herc Rentals, Inc. 7.75%, 6/01/24(a)		1,081	1,086,405

16	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manitowoc Foodservice, Inc. 9.50%, 2/15/24	U.S.$	102	$117,172
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
7.00%, 7/15/24(a)		266	284,287
8.25%, 2/15/21		360	376,110
Sealed Air Corp. 6.875%, 7/15/33(a)		442	475,150
United Rentals North America, Inc. 5.50%, 7/15/25-5/15/27		664	661,940

			6,202,205

Communications - Media – 1.9%
Altice Financing SA 6.625%, 2/15/23(a)		420	432,600
7.50%, 5/15/26(a)		350	360,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		450	443,250
DISH DBS Corp. 5.875%, 11/15/24		450	453,094
Gray Television, Inc. 5.875%, 7/15/26(a)		307	305,465
iHeartCommunications, Inc. 9.00%, 12/15/19-3/01/21		694	504,960
10.625%, 3/15/23		217	156,511
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)		510	552,075
Radio One, Inc. 9.25%, 2/15/20(a)		905	814,500
Univision Communications, Inc. 5.125%, 5/15/23(a)		370	375,550
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		795	834,750
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		220	218,350

			5,451,605

Communications - Telecommunications – 1.8%
Communications Sales & Leasing, Inc./CSL Capital LLC 8.25%, 10/15/23		650	685,750
Embarq Corp. 7.995%, 6/01/36		934	948,010
Frontier Communications Corp. 7.625%, 4/15/24		880	783,200

AB UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SFR Group SA 7.375%, 5/01/26(a)	U.S.$	450	$454,500
Sprint Communications, Inc. 7.00%, 3/01/20(a)		360	391,500
T-Mobile USA, Inc. 6.00%, 4/15/24		128	136,160
6.836%, 4/28/23		310	331,080
Telecom Italia Capital SA 7.20%, 7/18/36		694	749,520
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		358	359,790
Windstream Services LLC 6.375%, 8/01/23		340	300,900

			5,140,410

Consumer Cyclical - Automotive – 0.4%
Dana Financing Luxembourg Sarl 6.50%, 6/01/26(a)		650	691,438
Meritor, Inc. 6.25%, 2/15/24		504	497,070
Navistar International Corp. 8.25%, 11/01/21		75	73,406

			1,261,914

Consumer Cyclical - Other – 1.6%
Beazer Homes USA, Inc. 8.75%, 3/15/22(a)		482	512,125
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(a)	EUR	124	143,639
GLP Capital LP/GLP Financing II, Inc. 5.375%, 4/15/26	U.S.$	129	137,063
International Game Technology PLC 6.25%, 2/15/22(a)		710	752,600
MDC Holdings, Inc. 6.00%, 1/15/43		380	336,300
Meritage Homes Corp. 7.00%, 4/01/22		340	379,440
PulteGroup, Inc. 5.00%, 1/15/27		692	686,810
7.875%, 6/15/32		220	250,800
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		789	775,192
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)		200	207,500
Wynn Macau Ltd. 5.25%, 10/15/21(a)		270	270,942

			4,452,411

18	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(d)	U.S.$	1,016	$416,739
JC Penney Corp., Inc. 5.875%, 7/01/23(a)		57	58,721
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(d)		340	267,538
PetSmart, Inc. 7.125%, 3/15/23(a)		260	272,025

			1,015,023

Consumer Non-Cyclical – 3.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 6.625%, 6/15/24(a)		469	486,588
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	610	681,309
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	1,002	764,025
Concordia International Corp. 7.00%, 4/15/23(a)		460	264,500
9.50%, 10/21/22(a)		554	340,710
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		1,548	1,346,760
6.50%, 2/01/25(a)(e)		206	173,555
HCA, Inc. 7.58%, 9/15/25		65	72,475
Horizon Pharma, Inc. 6.625%, 5/01/23		1,494	1,409,962
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		270	257,175
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		400	431,000
9.625%, 10/01/21(a)		317	306,301
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		997	922,225
5.625%, 10/15/23(a)		20	18,800
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		299	319,900
NBTY, Inc. 7.625%, 5/15/21(a)		815	796,663
Revlon Consumer Products Corp. 6.25%, 8/01/24(a)		32	32,960
RSI Home Products, Inc. 6.50%, 3/15/23(a)		280	296,800
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	260	308,277

AB UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 5.00%, 3/01/19(f)	U.S.$	260	$252,119
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		1,675	1,323,250

			10,805,354

Energy – 1.6%
California Resources Corp. 5.00%, 1/15/20		154	95,480
5.50%, 9/15/21		45	26,550
6.00%, 11/15/24		51	28,050
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24(a)		180	190,800
Chesapeake Energy Corp. 6.125%, 2/15/21		536	490,440
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		154	112,811
5.70%, 10/15/39		212	177,055
Energy Transfer Equity LP 5.875%, 1/15/24		310	315,076
Ensco PLC 4.50%, 10/01/24		138	110,400
5.20%, 3/15/25		21	17,082
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, 5/01/20		550	431,750
Golden Energy Offshore Services AS 5.00%, 12/31/17(g)	NOK	7,579	247,667
Noble Holding International Ltd. 3.95%, 3/15/22	U.S.$	270	207,225
5.25%, 3/15/42		70	39,550
7.20%, 4/01/25(f)		139	113,285
8.20%, 4/01/45		169	113,864
Paragon Offshore PLC 6.75%, 7/15/22(a)(h)(i)		488	97,600
7.25%, 8/15/24(a)(h)(i)		812	162,400
SandRidge Energy, Inc. Zero Coupon, 10/04/20(i)(j)		55	67,799
8.125%, 10/15/22(c)(i)		665	0	^
8.75%, 6/01/20(c)(i)		245	– 0	–
Transocean, Inc. 5.55%, 10/15/22		194	165,870
6.80%, 3/15/38		823	541,122
9.00%, 7/15/23(a)		279	272,548
Weatherford International Ltd. 4.50%, 4/15/22		35	31,500
6.75%, 9/15/40		227	179,898
7.00%, 3/15/38		330	272,250

			4,508,072

20	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.4%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)	U.S.$	220	$199,650
General Cable Corp. 5.75%, 10/01/22		320	302,400
Laureate Education, Inc. 10.00%, 9/01/19(a)		600	555,000

			1,057,050

Services – 0.2%
APX Group, Inc. 8.75%, 12/01/20		450	435,375

Technology – 2.0%
Avaya, Inc. 7.00%, 4/01/19(a)		400	325,000
10.50%, 3/01/21(a)		1,062	350,460
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		891	815,265
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(d)		175	161,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 7.125%, 6/15/24(a)		543	594,832
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		568	575,100
Infor US, Inc. 6.50%, 5/15/22		470	485,863
Microsemi Corp. 9.125%, 4/15/23(a)		286	329,615
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		525	586,855
Sophia LP/Sophia Finance, Inc. 9.00%, 9/30/23(a)		115	120,750
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		377	360,035
Western Digital Corp. 10.50%, 4/01/24(a)		790	912,450

			5,617,225

Transportation - Services – 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		84	79,800
5.50%, 4/01/23		468	463,320
6.375%, 4/01/24(a)		397	398,985
CEVA Group PLC 9.00%, 9/01/21(a)		217	140,779
Hertz Corp. (The) 5.875%, 10/15/20		240	246,600

			1,329,484

			51,468,616

AB UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 8.4%
Banking – 7.5%
Ally Financial, Inc. 2.75%, 1/30/17	U.S.$	520	$520,000
BBVA International Preferred SAU 5.919%, 4/18/17(k)		3,677	3,686,192
Citigroup, Inc. 5.95%, 1/30/23(k)		400	415,000
Credit Agricole SA 6.637%, 5/31/17(a)(k)		3,550	3,532,570
Credit Suisse Group AG 7.50%, 12/11/23(a)(k)		480	497,400
National Westminster Bank PLC 1.849% (EURIBOR 3 Month + 2.15%), 1/05/17(k)(l)	EUR	200	198,561
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(k)	U.S.$	6,900	6,693,000
Societe Generale SA 1.608% (LIBOR 3 Month + 0.75%), 4/05/17(a)(k)(l)(m)		4,000	3,920,000
8.00%, 9/29/25(a)(k)		360	363,600
Standard Chartered PLC 6.409%, 1/30/17(a)(k)		1,200	1,165,500

			20,991,823

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 0.00%, 5/25/10(i)(n)		435	26,100
0.00%, 1/12/12(i)(n)		440	26,400

			52,500

Finance – 0.5%
Navient Corp. 5.875%, 3/25/21		660	660,825
6.625%, 7/26/21		752	757,640

			1,418,465

Insurance – 0.2%
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		507	595,725

Other Finance – 0.2%
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	239	285,030
7.375%, 4/15/21(a)	U.S.$	200	215,000

			500,030

REITS – 0.0%
VEREIT Operating Partnership LP 4.875%, 6/01/26		88	92,494

			23,651,037

22	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.6%
Electric – 0.6%
Calpine Corp. 5.75%, 1/15/25	U.S.$	200	$194,500
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	462	530,906
Dynegy, Inc. 7.625%, 11/01/24	U.S.$	390	373,425
Talen Energy Supply LLC 4.625%, 7/15/19(a)		275	261,250
6.50%, 5/01/18		180	186,750

			1,546,831

Total Corporates – Non-Investment Grade (cost $77,788,676)			76,666,484

COLLATERALIZED MORTGAGE OBLIGATIONS – 18.5%
Risk Share Floating Rate – 8.6%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034% (LIBOR 1 Month + 4.50%), 4/25/26(g)(l)		1,564	1,578,734
Series 2016-1A, Class M2B 7.034% (LIBOR 1 Month + 6.50%), 4/25/26(g)(l)		2,697	2,729,284
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 4.534% (LIBOR 1 Month + 4.00%), 8/25/24(l)		3,720	3,883,760
Series 2015-DNA1, Class B 9.734% (LIBOR 1 Month + 9.20%), 10/25/27(l)		499	565,385
Series 2015-HQ1, Class B 11.284% (LIBOR 1 Month + 10.75%), 3/25/25(l)		1,174	1,325,620
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 3.534% (LIBOR 1 Month + 3.00%), 7/25/24(l)		950	951,325
Series 2014-C04, Class 1M2 5.434% (LIBOR 1 Month + 4.90%), 11/25/24(l)		1,850	1,977,175
Series 2015-C02, Class 1M2 4.534% (LIBOR 1 Month + 4.00%), 5/25/25(l)		972	1,003,347

AB UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(l)	U.S.$	690	$724,082
Series 2015-C03, Class 2M2 5.534% (LIBOR 1 Month + 5.00%), 7/25/25(l)		4,185	4,440,782
Series 2015-C04, Class 1M2 6.234% (LIBOR 1 Month + 5.70%), 4/25/28(l)		1,019	1,087,078
Series 2015-C04, Class 2M2 6.084% (LIBOR 1 Month + 5.55%), 4/25/28(l)		1,549	1,648,073
Series 2016-C02, Class 1M2 6.534% (LIBOR 1 Month + 6.00%), 9/25/28(l)		749	821,979
Series 2016-C03, Class 1M1 2.534% (LIBOR 1 Month + 2.00%), 10/25/28(l)		419	423,432
Series 2016-C03, Class 2M1 2.734% (LIBOR 1 Month + 2.20%), 10/25/28(l)		871	880,674

			24,040,730

Non-Agency Fixed Rate – 5.3%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		1,074	1,023,048
Series 2005-86CB, Class A8 5.50%, 2/25/36		603	541,059
Series 2005-J14, Class A7 5.50%, 12/25/35		339	287,494
Series 2006-16CB, Class A6 6.00%, 6/25/36		2,064	1,692,274
Series 2006-24CB, Class A1 6.00%, 6/25/36		958	830,225
Series 2006-24CB, Class A11 5.75%, 6/25/36		537	461,385
Series 2006-32CB, Class A5 6.00%, 11/25/36		1,406	1,223,886
Series 2006-J1, Class 1A11 5.50%, 2/25/36		634	554,907
BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)		2,788	2,207,554
CitiMortgage Alternative Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36		299	265,629
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-6, Class A1 6.00%, 4/25/36		561	503,866

24	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-9, Class A2 6.00%, 5/25/36	U.S.$	762	$655,305
Series 2007-4, Class 1A39 6.00%, 5/25/37		455	386,068
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		616	519,987
JP Morgan Mortgage Trust Series 2007-S3, Class 1A45 6.00%, 8/25/37		1,661	1,424,892
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		937	662,026
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.013%, 9/25/35		384	323,462
Wells Fargo Mortgage Backed Securities Trust Series 2005-17, Class 2A1 5.50%, 1/25/36		542	530,490
Series 2007-8, Class 2A6 6.00%, 7/25/37		333	331,826
Series 2007-10, Class 1A7 6.00%, 7/25/37		448	443,184

			14,868,567

Agency Fixed Rate – 2.6%
Federal Home Loan Mortgage Corp. REMICs Series 4451, Class CI 7.00%, 3/15/45(o)		2,710	727,428
Federal National Mortgage Association REMICs Series 2015-22, Class EI 6.00%, 4/25/45(o)		3,098	727,160
Series 2015-33, Class AI 5.00%, 6/25/45(o)		6,653	1,320,445
Series 2016-26, Class IO 5.00%, 5/25/46(o)		3,672	795,352
Series 2016-33, Class NI 5.00%, 7/25/34(o)		7,145	1,521,913
Government National Mortgage Association Series 2016-47, Class IK 4.00%, 4/20/46(o)		5,037	848,277
Series 2016-111, Class PI 3.50%, 6/20/45(o)		8,665	1,460,590

			7,401,165

AB UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 1.0%
Federal National Mortgage Association REMICs Series 2007-15, Class CI 5.846% (6.38% – LIBOR 1 Month), 3/25/37(l)(p)	U.S.$	7,188	$1,518,783
Government National Mortgage Association Series 2016-146, Class NS 5.57% (6.10% – LIBOR 1 Month), 10/20/46(l)(p)		5,100	1,394,531

			2,913,314

Non-Agency Floating Rate – 1.0%
Alternative Loan Trust Series 2006-19CB, Class A3 6.00% (LIBOR 1 Month + 1.00%), 8/25/36(l)		1,666	1,456,716
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.724% (LIBOR 1 Month + 0.19%), 12/25/36(l)		635	399,501
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.524% (12MTA + 2.00%), 3/25/36(l)		266	220,385
Luminent Mortgage Trust Series 2006-5, Class A1A 0.724% (LIBOR 1 Month + 0.19%), 7/25/36(l)		500	328,599
Residential Accredit Loans, Inc. Trust Series 2007-QO2, Class A1 0.684% (LIBOR 1 Month + 0.15%), 2/25/47(l)		644	365,599

			2,770,800

Total Collateralized Mortgage Obligations (cost $51,783,208)			51,994,576

GOVERNMENTS – TREASURIES – 14.9%
Canada – 2.4%
Canadian Government Bond 1.50%, 6/01/23	CAD	8,825	6,832,878

Italy – 1.2%
Italy Buoni Poliennali Del Tesoro 2.00%, 12/01/25	EUR	2,915	3,326,499

26	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Japan – 0.9%
Japan Government Thirty Year Bond Series 51 0.30%, 6/20/46	JPY	266,600	$2,394,671

Portugal – 2.4%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(a)	EUR	6,360	6,809,969

Russia – 0.5%
Russian Federal Bond – OFZ Series 6214 6.40%, 5/27/20	RUB	103,735	1,524,091

United States – 7.5%
U.S. Treasury Bonds 2.50%, 5/15/46	U.S.$	405	397,580
3.75%, 11/15/43(q)		2,372	2,948,386
U.S. Treasury Notes 1.50%, 12/31/18(q)		5,743	5,814,542
1.625%, 5/15/26(q)		12,185	11,967,961

			21,128,469

Total Governments – Treasuries (cost $42,493,317)			42,016,577

CORPORATES – INVESTMENT GRADE – 3.1%
Industrial – 1.6%
Basic – 0.2%
Lubrizol Corp. 8.875%, 2/01/19		155	179,665
Weyerhaeuser Co. 7.375%, 3/15/32		204	269,908

			449,573

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21		200	228,582

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484%, 10/23/45(a)		181	212,105

Communications - Telecommunications – 0.3%
American Tower Corp. 5.05%, 9/01/20		140	154,070
British Telecommunications PLC 8.50%, 12/07/16(a)	GBP	100	123,256

AB UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	521	$522,302

			799,628

Consumer Non-Cyclical – 0.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,949
Altria Group, Inc. 9.25%, 8/06/19		34	40,996

			71,945

Energy – 0.5%
Energy Transfer Partners LP 6.125%, 2/15/17		225	227,995
EQT Corp. 8.125%, 6/01/19		35	39,919
Husky Energy, Inc. 7.25%, 12/15/19		84	97,217
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		310	379,100
Noble Energy, Inc. 8.25%, 3/01/19		153	174,119
Plains All American Pipeline LP/PAA Finance Corp. 8.75%, 5/01/19		345	398,679
Spectra Energy Capital LLC 8.00%, 10/01/19		170	194,880

			1,511,909

Technology – 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02%, 6/15/26(a)		100	109,006
8.35%, 7/15/46(a)		47	56,949
Micron Technology, Inc. 7.50%, 9/15/23(a)		451	497,791
Motorola Solutions, Inc. 7.50%, 5/15/25		181	215,955
Western Digital Corp. 7.375%, 4/01/23(a)		321	351,094

			1,230,795

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.75%, 12/15/16		70	70,369

			4,574,906

Financial Institutions – 1.1%
Banking – 0.4%
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		693	689,299

28	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Group Ltd. 7.625%, 8/13/19(a)	U.S.$	115	$131,100
Morgan Stanley Series G 5.50%, 7/24/20		175	194,849
Standard Chartered Bank 5.875%, 9/26/17(a)	EUR	100	115,345

			1,130,593

Finance – 0.3%
Equate Petrochemical BV 3.00%, 3/03/22(a)	U.S.$	653	643,669
International Lease Finance Corp. 8.25%, 12/15/20		110	130,900

			774,569

Insurance – 0.4%
Aetna, Inc. 6.75%, 12/15/37		257	344,646
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	197,595
Anthem, Inc. 5.875%, 6/15/17		20	20,560
7.00%, 2/15/19		45	50,216
Cigna Corp. 5.125%, 6/15/20		90	99,146
Humana, Inc. 6.30%, 8/01/18		25	26,882
Lincoln National Corp. 8.75%, 7/01/19		47	54,794
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	252,255

			1,046,094

			2,951,256

Utility – 0.4%
Electric – 0.1%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	199,086
TECO Finance, Inc. 5.15%, 3/15/20		55	60,118

			259,204

Natural Gas – 0.3%
GNL Quintero SA 4.634%, 7/31/29(a)		836	877,800

			1,137,004

Total Corporates – Investment Grade (cost $7,992,123)			8,663,166

AB UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 3.0%
Brazil – 2.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/27	BRL	22,370	$6,456,795

Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(g)	DOP	27,000	703,211

Turkey – 0.5%
Turkey Government Bond 8.00%, 3/12/25	TRY	4,625	1,342,248

Total Emerging Markets – Treasuries (cost $8,445,235)			8,502,254

AGENCY – 2.6%
Agency Debentures – 2.6%
Federal National Mortgage Association 1.875%, 9/24/26 (cost $7,547,346)	U.S.$	7,595	7,404,874

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Non-Agency Fixed Rate CMBS – 1.1%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.552%, 6/10/49		222	224,882
Series 2007-5, Class AM 5.772%, 2/10/51		343	351,355
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		93	93,341
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class AM 5.758%, 5/15/46		775	784,454
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		555	556,917
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.543%, 7/10/44(a)		600	567,300
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		437	436,705

			3,014,954

30	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.47% (LIBOR 1 Month + 3.95%), 11/15/21(a)(l)	U.S.$	429	$428,920

Total Commercial Mortgage-Backed Securities (cost $3,464,435)			3,443,874

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS) (cost $2,876,371)		2,803	2,877,436

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Mexico – 0.9%
Petroleos Mexicanos Series 14-2 7.47%, 11/12/26 (cost $3,759,094)	MXN	55,570	2,594,413

GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	510	588,362

Mexico – 0.5%
Mexico Government International Bond 4.125%, 1/21/26		1,233	1,303,281

Total Governments – Sovereign Bonds (cost $1,737,277)			1,891,643

EMERGING MARKETS – SOVEREIGNS – 0.7%
Argentina – 0.6%
Argentine Republic Government International Bond 6.25%, 4/22/19(a)		1,422	1,508,031

Gabon – 0.1%
Gabon Government International Bond 6.95%, 6/16/25(a)		360	332,053

Total Emerging Markets – Sovereigns (cost $1,753,893)			1,840,084

AB UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.7%
Swaptions – 0.6%
CDX-NAHY Series 27, 5 Year Index RTP, Citibank, NA (Buy Protection) Expiration: Nov 2016, Exercise Rate: 103.00%(i)	U.S.$	22,800	$100,537
CDX-NAHY Series 27, 5 Year Index RTP, Citibank, NA (Buy Protection) Expiration: Nov 2016, Exercise Rate: 103.50%(i)		15,000	100,320
CDX-NAHY Series 27, 5 Year Index RTP, Citibank, NA (Buy Protection) Expiration: Nov 2016, Exercise Rate: 104.00%(i)		15,000	143,479
IRS Swaption, Citibank, NA Expiration: Nov 2016, Exercise Rate: 1.548%(i)		9,600	153,246
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Nov 2016, Exercise Rate: 1.492%(i)		9,000	185,390
IRS Swaption, JPMorgan Chase Bank, NA Expiration: Nov 2016, Exercise Rate: 1.975%(i)		5,920	151,552
IRS Swaption, Morgan Stanley Capital Services LLC Expiration: Nov 2016, Exercise Rate: 0.465%(i)	EUR	65,800	553,230
IRS Swaption, Morgan Stanley Capital Services LLC Expiration: Nov 2016, Exercise Rate: 1.95%(i)	U.S.$	5,920	179,564

			1,567,318

		Contracts
Options on Indices – 0.1%
S&P 500 Index 3M30Y Expiration: Nov 2016, Exercise Price: $2,116.83(i)(r)		11,040,000	235,583
S&P 500 Index Expiration: Dec 2016, Exercise Price: $2,100.00(i)(r)		2,782	25,110

			260,693

Total Options Purchased – Puts (premiums paid $1,048,943)			1,828,011

32	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.5%
Performing Asset – 0.5%
Deutsche Bank Mexico SA 8.00%, 10/31/34(c)(f)(m)	MXN	21,329	$784,629
Recife Funding Zero Coupon, 11/05/29(c)(m)	U.S.$	530	543,362

Total Whole Loan Trusts (cost $1,763,205)			1,327,991

GOVERNMENTS – SOVEREIGN AGENCIES – 0.4%
Brazil – 0.4%
Petrobras Global Finance BV 8.375%, 5/23/21 (cost $956,065)		965	1,067,580

BANK LOANS – 0.4%
Industrial – 0.4%
Energy – 0.4%
California Resources Corporation 11.38% (LIBOR 3 Month + 10.38%), 12/31/21(s) (cost $958,865)		962	1,033,165

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(a) (cost $361,857)		388	429,710

EMERGING MARKETS – CORPORATE BONDS – 0.1%
Industrial – 0.1%
Communications - Telecommunications – 0.1%
Digicel Group Ltd. 8.25%, 9/30/20(a)		335	295,638

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(h)(i)		804	56,682

Total Emerging Markets – Corporate Bonds (cost $748,219)			352,320

		Contracts
OPTIONS PURCHASED – CALLS – 0.1%
Options on Indices – 0.1%
CBOE Volatility Index Expiration: Nov 2016, Exercise Price: $ 21.00(i)(t)		1,000	97,500

AB UNCONSTRAINED BOND FUND •	33

Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

Swaptions – 0.0%
IRS Swaption, Morgan Stanley Capital Services LLC Expiration: Dec 2016, Exercise Rate: 1.113%(i)	U.S.$	45,000	$51,255

Total Options Purchased – Calls (premiums paid $133,540)			148,755

		Principal Amount (000)
LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Trnsp Auth CA Series 1999C 6.60%, 10/01/29 (cost $111,921)		100	128,321

		Shares
COMMON STOCKS – 0.0%
Materials – 0.0%
Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.(i)		48	228

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
SandRidge Energy, Inc.(i)		3,839	88,412

Total Common Stocks (cost $79,963)			88,640

WARRANTS – 0.0%
SandRidge Energy, Inc. -A-CW22, expiring 10/03/22(i)		1,292	6,266
SandRidge Energy, Inc. -B-CW22, expiring 10/03/22(i)		544	2,475

Total Warrants (cost $687)			8,741

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.0%
Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(g) (cost $3,301)	U.S.$	3	– 0	–

34	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 30.5%
Agency Discount Note – 2.7%
Federal Home Loan Bank Zero Coupon, 12/30/16-3/31/17 (cost $7,491,319)	U.S.$	7,500	$7,492,790

		Shares
Investment Companies – 14.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.26%(u)(v) (cost $40,315,706)		40,315,706	40,315,706

		Principal Amount (000)
Governments – Treasuries – 13.1%
Japan – 10.3%
Japan Treasury Discount Bill Series 624 Zero Coupon, 11/07/16	JPY	1,520,000	14,493,932
Series 639 Zero Coupon, 1/23/17		1,510,000	14,406,987

			28,900,919

United States – 2.8%
U.S. Treasury Bill Zero Coupon, 12/29/16-3/30/17(q)	U.S.$	8,000	7,991,840

Total Governments – Treasuries (cost $37,494,937)			36,892,759

Time Deposits – 0.4%
BBH, Grand Cayman 0.087%, 11/01/16	NOK	99	11,977
Sumitomo, Tokyo (0.568)%, 11/01/16	EUR	21	23,104
(0.42)%, 11/01/16	JPY	28,834	274,953
0.05%, 11/01/16	GBP	40	48,434
0.15%, 11/01/16	U.S.$	806	806,412

Total Time Deposits (cost $1,166,662)			1,164,880

Total Short-Term Investments (cost $86,468,624)			85,866,135

Total Investments – 106.8% (cost $302,276,165)			300,174,750
Other assets less liabilities – (6.8)%			(19,031,101)

Net Assets – 100.0%			$281,143,649

AB UNCONSTRAINED BOND FUND •	35

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	37	December 2016	$3,806,092	$3,732,777	$(73,315)
10 Yr Canadian Bond Futures	66	December 2016	7,113,711	7,116,171	2,460
3 Yr Australian Bond Futures	318	December 2016	27,227,599	27,227,599	– 0	–
Euro STOXX 50 Index Futures	531	December 2016	17,602,763	17,789,477	186,714
Euro-Bund Futures	114	December 2016	20,394,680	20,294,521	(100,159)
S&P 500 E-Mini Futures	53	December 2016	5,642,513	5,618,265	(24,248)
STOXX 600 Bank Futures	261	December 2016	2,041,403	2,178,119	136,716
U.S. T-Note 5 Yr (CBT) Futures	812	December 2016	98,402,492	98,087,062	(315,430)
U.S. Ultra Bond (CBT) Futures	11	December 2016	2,037,320	1,935,312	(102,008)
U.S. Ultra Bond 10 Yr Futures	126	December 2016	18,027,258	17,830,969	(196,289)

Sold Contracts
Euro-BOBL Futures	886	December 2016	128,345,152	127,518,436	826,716
Euro-Bono Futures	133	December 2016	20,880,873	20,791,966	88,907
Euro-OAT Futures	171	December 2016	29,675,903	29,339,893	336,010
U.S. Long Bond (CBT) Futures	6	December 2016	1,025,484	976,312	49,172
U.S. T-Note 10 Yr (CBT) Futures	201	December 2016	26,214,805	26,054,625	160,180

$975,426

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,189	USD	1,327	11/15/16	$21,624
Barclays Bank PLC Wholesale	MXN	116,341	USD	6,186	11/22/16	45,251
Barclays Bank PLC Wholesale	MXN	112,696	USD	5,889	11/22/16	(59,693)
Barclays Bank PLC Wholesale	USD	5,698	EUR	5,183	11/22/16	(3,877)
BNP Paribas SA	JPY	1,520,000	USD	15,052	11/07/16	555,623
BNP Paribas SA	INR	99,776	USD	1,485	11/22/16	(6,232)
BNP Paribas SA	USD	5,436	CAD	7,284	11/22/16	(5,011)
BNP Paribas SA	MXN	67,203	USD	3,575	12/20/16	39,185
BNP Paribas SA	USD	8,475	PEN	29,006	1/20/17	70,454
BNP Paribas SA	USD	27	ARS	478	1/26/17	2,476
BNP Paribas SA	USD	27	ARS	481	1/31/17	2,555
BNP Paribas SA	USD	27	ARS	484	2/03/17	2,681
BNP Paribas SA	USD	111	ARS	1,950	2/13/17	10,358
BNP Paribas SA	USD	83	ARS	1,479	2/16/17	8,153

36	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	56	ARS	991	2/17/17	$5,692
BNP Paribas SA	USD	167	ARS	3,006	2/21/17	18,777
BNP Paribas SA	USD	28	ARS	507	2/23/17	3,443
BNP Paribas SA	USD	53	ARS	971	2/24/17	6,861
BNP Paribas SA	USD	29	ARS	538	2/27/17	4,227
BNP Paribas SA	USD	15	ARS	285	2/28/17	2,350
BNP Paribas SA	USD	15	ARS	288	3/01/17	2,575
BNP Paribas SA	USD	17	ARS	326	3/02/17	3,338
Brown Brothers Harriman & Co.	EUR	41,610	USD	45,779	11/22/16	65,037
Brown Brothers Harriman & Co.	USD	7,431	CHF	7,253	11/22/16	(94,186)
Brown Brothers Harriman & Co.	USD	654	EUR	583	11/22/16	(12,867)
Brown Brothers Harriman & Co.	JPY	43,102	USD	418	12/09/16	6,100
Brown Brothers Harriman & Co.	EUR	4,587	USD	5,046	12/20/16	(507)
Brown Brothers Harriman & Co.	GBP	379	USD	467	12/20/16	2,371
Brown Brothers Harriman & Co.	JPY	1,569,424	USD	15,128	12/20/16	131,694
Brown Brothers Harriman & Co.	NOK	1,273	USD	156	12/20/16	1,872
Citibank, NA	CAD	8,128	USD	6,175	11/22/16	114,332
Citibank, NA	EUR	595	USD	649	11/22/16	(4,631)
Citibank, NA	USD	5,704	CAD	7,629	11/22/16	(15,664)
Citibank, NA	USD	6,254	EUR	5,678	11/22/16	(16,249)
Citibank, NA	USD	1,485	INR	100,347	11/22/16	15,112
Citibank, NA	USD	11,845	MXN	231,624	11/22/16	380,327
Citibank, NA	CAD	31,310	USD	23,952	12/20/16	599,881
Citibank, NA	RUB	97,433	USD	1,517	12/20/16	309
Citibank, NA	TRY	4,302	USD	1,369	12/20/16	(6,451)
Citibank, NA	USD	17,734	CAD	23,676	12/20/16	(75,350)
Credit Suisse International	SEK	27,654	EUR	2,808	11/22/16	20,156
Credit Suisse International	EUR	7,779	CZK	210,209	12/20/16	1,620
Deutsche Bank AG	BRL	33,431	USD	7,442	1/04/17	(2,829,302)
Goldman Sachs Bank USA	BRL	27,391	USD	8,415	11/22/16	(112,842)
Goldman Sachs Bank USA	USD	3,290	BRL	11,159	11/22/16	184,064
Goldman Sachs Bank USA	BRL	165,548	USD	36,516	1/04/17	(14,344,781)
Goldman Sachs Bank USA	USD	58,846	BRL	198,979	1/04/17	2,286,173
HSBC Bank USA	CAD	13,363	USD	10,136	11/22/16	172,175
HSBC Bank USA	CHF	7,268	USD	7,359	11/22/16	6,946
HSBC Bank USA	USD	3,194	SEK	27,253	11/22/16	(174,077)
Morgan Stanley & Co., Inc.	USD	1,483	RUB	97,734	11/22/16	50,607
Morgan Stanley Capital Services LLC	USD	5,680	PEN	19,191	1/20/17	(25,573)
Royal Bank of Scotland PLC	EUR	638	USD	700	11/22/16	(485)
Royal Bank of Scotland PLC	RUB	98,712	USD	1,542	11/22/16	(6,958)

AB UNCONSTRAINED BOND FUND •	37

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	SGD	9,982	USD	7,331	11/22/16	$155,318
Royal Bank of Scotland PLC	USD	1,499	CAD	1,986	11/22/16	(17,921)
Royal Bank of Scotland PLC	USD	29,404	EUR	26,237	11/22/16	(580,247)
Royal Bank of Scotland PLC	USD	1,601	TRY	4,829	11/22/16	(47,357)
Standard Chartered Bank	USD	562	EUR	504	11/22/16	(8,632)
UBS AG	EUR	656	USD	725	11/22/16	4,686
UBS AG	USD	593	CAD	788	11/22/16	(4,959)

						$(13,449,449)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares 1-3 Year Treasury Bond ETF(r)	350,000	$85.00	December 2016	$105,000	$(149,143)
iShares 1-3 Year Treasury Bond ETF(r)	350,000	85.00	December 2016	70,000	(149,143)
S&P 500 Index(t)	20	2,200.00	December 2016	30,739	(17,100)

				$205,739	$(315,386)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares MBS ETF(r)	275,000	$109.00	November 2016	$89,375	$(54,155)
iShares MBS ETF(r)	275,000	109.00	November 2016	82,500	(54,155)
PowerShares Senior Loan ETF(t)	12,930	23.00	November 2016	180,494	(129,300)
S&P 500 Index(t)	28	1,885.00	December 2016	20,635	(18,340)
SPDR S&P 500 ETF Trust(t)	420	209.00	November 2016	97,421	(77,700)

				$470,425	$(333,650)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums	Market Value
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	1.52%	11/04/16		$800	$5,800	$(13,632)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Bank of America, NA	1.02	11/04/16	GBP	230	6,947	– 0	–
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	1.31	11/07/16		$1,520	5,016	(3,936)
Put - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Bank of America, NA	1.27	11/14/16	GBP	240	8,043	(10,466)

38	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums	Market Value
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Bank of America, NA	1.27%	11/14/16	GBP	240	$8,043	$(1,335)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	1.29	11/17/16	$1,470	5,145	(6,338)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Bank of America, NA	1.29	11/17/16	GBP	230	7,818	(1,891)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	1.59	11/21/16	$770	5,467	(10,210)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	1.31	11/25/16	1,470	4,410	(6,475)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Barclays Bank PLC	1.48	11/03/16	800	5,980	(16,312)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Barclays Bank PLC	1.18	11/07/16	GBP	230	7,947	(52)
Put - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.20	11/14/16	240	8,066	(15,369)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.20	11/14/16	240	8,066	(478)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.27	11/21/16	230	7,452	(1,849)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.25	11/25/16	230	6,184	(1,955)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Goldman Sachs International	1.34	11/28/16	$1,470	4,410	(5,334)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.30	11/28/16	GBP	230	6,050	(3,209)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	1.29	11/17/16	$29,200	98,135	(119,815)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	JPMorgan Chase Bank, NA	1.23	11/21/16	GBP	230	6,220	(1,351)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	0.99	11/03/16	230	6,555	– 0	–
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.29	11/07/16	$1,520	5,016	(4,695)

AB UNCONSTRAINED BOND FUND •	39

Portfolio of Investments

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums	Market Value
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	1.13%	11/07/16	GBP	230	$7,566	$(13)
Put - OTC -1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.34	11/14/16		$1,470	5,329	(3,646)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	1.28	11/14/16	GBP	230	7,966	(1,294)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.27	11/18/16		$29,200	105,832	(150,392)
Put - OTC - 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.43	11/21/16		1,070	4,601	(8,392)
Call - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	1.25	11/24/16	GBP	230	6,288	(1,818)
Put - OTC - 1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	(0.04)	11/25/16	JPY	148,440	1,139	(1,698)

							$365,491	$(391,955)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)%	4.21%	$9,850	$(395,014)	$1,165
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)	4.21	3,000	(120,309)	(19,093)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.57	37,500	(536,090)	(89,947)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.69	12,660	(171,381)	(54,624)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.69	16,710	(225,742)	(119,528)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	0.69	36,570	(494,040)	(264,833)

40	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	(1.00)%	0.71%		$30,100	$(419,733)	$(39,136)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	2.56	EUR	3,020	(293,805)	(45,358)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	2.56		3,692	(360,324)	(130,348)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	2.56		6,115	(596,844)	(176,708)
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	(5.00)	2.86		1,606	(153,612)	(34,067)
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	(5.00)	2.86		4,536	(433,839)	(152,493)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(1.00)	0.67		23,980	(433,216)	(58,323)
iTraxx Europe Crossover Series 26, 5 Year Index, 12/20/21*	(1.00)	0.73		23,980	(388,720)	(27,299)
iTraxx Europe Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)	0.75		10,160	(112,347)	20,152
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	(1.00)	0.71		$25,820	(360,050)	(25,946)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	1.59		1,862	112,962	91,824
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	1.59		1,604	97,298	44,975
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	2.56	EUR	5,156	502,374	122,172
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	2.56		5,859	570,915	137,677
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	2.56		4,326	421,565	80,729

AB UNCONSTRAINED BOND FUND •	41

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00%	0.69%		$39,970	$539,972	$548,263
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	0.69		25,970	351,561	232,381
iiTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	2.86	EUR	7,495	715,715	241,128
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	1.00	0.67		23,980	433,216	26,363
CDX-NAIG Series 27, 5 Year Index, 12/20/21*	1.00	0.78		$32,880	383,975	63,677
Norske Skogindustrier, 7.000%, 6/26/17, 6/20/20*	5.00	26.65	EUR	173	(99,499)	(98,667)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	0.71		$55,920	779,783	117,156

					$(685,229)	$391,292

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME)	GBP	115,320	5/21/18	6 Month LIBOR	0.78%	$420,093
Citigroup Global Markets, Inc./(CME)		$147,840	11/25/18	3 Month LIBOR	1.25%	1,015,698
Citigroup Global Markets, Inc./(CME)	GBP	115,320	2/20/19	0.88%	6 Month LIBOR	(644,302)
Citigroup Global Markets, Inc./(CME)		$180,760	11/25/20	1.61%	3 Month LIBOR	(3,424,165)
Citigroup Global Markets, Inc./(CME)		31,700	12/14/20	1.66%	3 Month LIBOR	(658,951)
Citigroup Global Markets, Inc./(CME)		36,830	7/13/22	3 Month LIBOR	2.06%	1,520,170
Citigroup Global Markets, Inc./(CME)		65,950	11/25/22	3 Month LIBOR	1.87%	2,058,560
Citigroup Global Markets, Inc./(CME)	MXN	117,100	9/11/26	4 Week TIIE	6.29%	(102,016)
Citigroup Global Markets, Inc./(CME)		$3,630	3/07/46	2.173%	3 Month LIBOR	(82,520)

						$102,567

42	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
LCDX.NA Series 20, 5 Year Index, 6/20/18*	(2.50)%	0.51%	$8,736	$(306,598)	$(95,611)	$(210,987)
Barclays Bank PLC
Government of Malaysia, 12/20/21*	(1.00)	1.24	33,700	352,382	418,956	(66,574)
Republic of Korea, 7.125%, 4/16/19, 12/20/21*	(1.00)	0.42	117,830	(3,533,498)	(3,356,560)	(176,938)
Citibank, NA
iTraxx Japan Series 26, 5 Year Index, 12/20/21*	(1.00)	0.55	JPY	7,600,370	(1,736,465)	(1,562,817)	(173,648)
Republic of Chile, 3.875%, 8/05/20, 12/20/21*	(1.00)	0.89	$29,030	(194,108)	(170,812)	(23,296)
Republic of Peru, 8.750%, 11/21/33, 12/20/21*	(1.00)	1.03	9,410	1,284	(13,779)	15,063
Credit Suisse International
BellSouth LLC, 6.55%, 6/15/34, 9/20/19*	(1.00)	0.45	7,520	(122,321)	(106,405)	(15,916)
Deutsche Bank AG
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	(1.00)	0.92	55,920	(269,099)	903,320	(1,172,419)
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	0.37	JPY	3,720,370	(958,246)	(220,109)	(738,137)
Goldman Sachs Bank USA
Republic of Peru, 8.750%, 11/21/33, 12/20/21*	(1.00)	1.03	$14,250	1,945	– 0	–	1,945

AB UNCONSTRAINED BOND FUND •	43

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Australia Government Bond, 6.000%, 2/15/17, 12/20/21*	(1.00)%	0.25%		$59,350	$(2,296,185)	$(2,209,130)	$(87,055)
United Mexican States, 5.950%, 3/19/19, 12/20/19*	(1.00)	0.97		32,970	(70,643)	(122,853)	52,210
Morgan Stanley Capital Services LLC
Republic of Peru, 8.750%, 11/21/33, 12/20/21*	(1.00)	1.03		14,750	2,014	28,755	(26,741)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	5.77		300	(6,275)	9,638	(15,913)
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	0.92		25,820	124,251	(25,511)	149,762
Republic of Turkey, 11.875%, 1/15/30, 12/20/21*	1.00	2.53		11,800	(843,542)	(846,659)	3,117
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	1.01		300	43,585	17,213	26,372
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	1.00	0.37	JPY	3,720,370	960,217	646,087	314,130

44	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United Mexican States 5.950%, 3/19/19, 12/20/21*	1.00%	1.54%	$33,700	$(848,783)	$(1,028,976)	$180,193
United Mexican States, 5.950%, 3/19/19, 12/20/19*	1.00	0.97	14,620	30,513	(69,632)	100,145
United Mexican States, 5.950%, 3/19/19, 12/20/19*	1.00	0.97	18,350	39,318	(59,755)	99,073
Citibank, NA
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	0.92	30,100	144,848	(138,359)	283,207
Nabors Industries, Inc., 6.15%, 2/15/18, 6/20/20*	1.00	2.45	300	(15,219)	(26,155)	10,936
Safeway, Inc., 7.25%, 2/01/31, 6/20/20*	1.00	1.58	300	(6,551)	(19,069)	12,518
Staples, Inc., 2.75%, 1/12/18, 6/20/20*	1.00	1.55	300	(6,415)	(9,299)	2,884
Weatherford International Ltd., 4.50%, 4/15/22, 6/20/20*	1.00	4.92	300	(39,285)	(20,258)	(19,027)
Credit Suisse International
AT&T, Inc., 1.60%, 2/15/17, 9/20/19*	1.00	0.47	7,520	119,319	123,511	(4,192)
Avon Products, Inc., 6.50%, 3/01/19, 6/20/20*	1.00	3.07	300	(23,352)	(40,404)	17,052
CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	13,215	(1,076,802)	213,259	(1,290,061)
CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	1,755	(142,711)	(107,784)	(34,927)
Freeport-McMoRan, Inc., 3.55%, 3/01/22, 6/20/20*	1.00	2.88	300	(20,767)	(16,558)	(4,209)
Teck Resources Ltd., 3.15%, 1/15/17, 6/20/20*	1.00	1.67	300	(7,787)	(17,605)	9,818

AB UNCONSTRAINED BOND FUND •	45

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00%	5.55%	$300	$(46,586)	$(49,318)	$2,732
Goldman Sachs International
CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	3,488	(283,632)	(221,221)	(62,411)
CMBX.NA.BBB Series 6, 5/11/63*	3.00	4.66	757	(61,557)	(48,012)	(13,545)

				$(11,096,751)	$(8,241,912)	$(2,854,839)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$650	4/20/20	3.74%	3 Month LIBOR	$(56,775)
JPMorgan Chase Bank, NA	950	4/26/20	3.77%	3 Month LIBOR	(84,070)

					$(140,845)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Euro STOXX 50 Index	30,009	—	EUR	3,160	12/18/20	$(181,183)
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—		3,211	12/18/20	(237,185)

Pay Total Return on Reference Obligation
Citibank, NA
Euro STOXX 50 Index	30,009	—		3,337	12/15/17	(112,004)
JPMorgan Chase Bank, NA
Euro STOXX 50 Index	30,009	—		3,376	12/15/17	(69,179)
Societe Generale iShares JPMorgan USD Emerging Markets Bond ETF	52,000	LIBOR Minus 0.50%		$6,117	11/15/16	157,602

						$(441,949)

46	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
S&P 500 Index 11/18/16*	$13.35	$668	$148,268	$	– 0	–	$148,268

Sale Contracts
Citibank, NA
S&P 500 Index 11/18/16*	14.10	745	(84,473)		– 0	–	(84,473)

			$63,795	$	– 0	–	$63,795

*	Termination date

^	Less than $0.50.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the aggregate market value of these securities amounted to $58,764,595 or 20.9% of net assets.

(b)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Momentive Performance Materials, Inc. 8.875%, 10/15/2020	9/06/16	$1	$	– 0	–	0.00%

(c)	Fair valued by the Adviser.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2016.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2016.

(f)	Variable rate coupon, rate shown as of October 31, 2016.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.89% of net assets as of October 31, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.034%, 4/25/26	4/29/16	$1,564,071	$1,578,734		0.56%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.034%, 4/25/26	4/29/16	2,697,254	2,729,284		0.97%
Dominican Republic International Bond 15.95%, 6/04/21	6/04/11	742,729	703,211		0.25%
Golden Energy Offshore Services AS 5.00%, 12/31/17	10/31/14	1,116,795	247,667		0.09%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	3,301	– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,436	56,682		0.02%

AB UNCONSTRAINED BOND FUND •	47

Portfolio of Investments

(h)	Defaulted.

(i)	Non-income producing security.

(j)	Convertible security.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2016.

(m)	Illiquid security.

(n)	Defaulted matured security.

(o)	IO – Interest Only.

(p)	Inverse interest only security.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	One contract relates to 1 share.

(s)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2016.

(t)	One contract relates to 100 shares.

(u)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(v)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS – Argentine Peso

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

PEN – Peruvian Sol

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

Glossary:

12MTA – 12 Month Treasury Average

BOBL – Bundesobligationen

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

48	• AB UNCONSTRAINED BOND FUND

Portfolio of Investments

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swap

LCDX.NA – North American Loan Credit Default Swap Index

LIBOR – London Interbank Offered Rates

MBS – Mortgage-Backed Securities

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	49

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $261,960,459)	$259,859,044
Affiliated issuers (cost $40,315,706)	40,315,706
Cash	84
Foreign currencies, at value (cost $24,761)	24,419
Cash collateral due from broker	7,767,330
Unrealized appreciation on forward currency exchange contracts	5,004,403
Interest receivable	2,482,364
Upfront premiums paid on credit default swaps	2,360,739
Unrealized appreciation on credit default swaps	1,281,157
Receivable for investment securities sold	448,526
Receivable for capital stock sold	437,571
Unrealized appreciation on total return swaps	157,602
Unrealized appreciation on variance swaps	148,268
Receivable for terminated variance swaps	37,800
Affiliated dividends receivable	3,023
Receivable for variation margin on exchange-traded derivatives	2,281

Total assets	320,330,317

Liabilities
Options written, at value (premiums received $676,164)	649,036
Swaptions written, at value (premiums received of $365,491)	391,955
Unrealized depreciation on forward currency exchange contracts	18,453,852
Upfront premiums received on credit default swaps	10,602,651
Unrealized depreciation on credit default swaps	4,135,996
Payable for investment securities purchased	3,068,691
Unrealized depreciation on total return swaps	599,551
Payable for capital stock redeemed	512,608
Unrealized depreciation on interest rate swaps	140,845
Unrealized depreciation on variance swaps	84,473
Advisory fee payable	72,296
Payable for variation margin on exchange-traded derivatives	68,446
Dividends payable	64,991
Distribution fee payable	25,796
Administrative fee payable	23,465
Transfer Agent fee payable	4,968
Accrued expenses and other liabilities	287,048

Total liabilities	39,186,668

Net Assets	$281,143,649

Composition of Net Assets
Capital stock, at par	$32,668
Additional paid-in capital	291,033,046
Undistributed net investment income	19,776,148
Accumulated net realized gain on investment and foreign currency transactions	(12,246,041)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(17,452,172)

$281,143,649

See notes to financial statements.

50	• AB UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$41,060,643	4,765,927	$8.62	*

B	$232,248	26,929	$8.62

C	$21,247,465	2,466,274	$8.62

Advisor	$162,254,968	18,853,366	$8.61

R	$911,100	105,649	$8.62

K	$221,137	25,580	$8.64

I	$45,629,129	5,308,385	$8.60

Z	$9,586,959	1,115,898	$8.59

*	The maximum offering price per share for Class A shares was $9.00, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	51

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Interest (net of foreign taxes withheld of $31,350)	$11,707,227
Dividends
Unaffiliated issuers	33,269
Affiliated issuers	86,701	$11,827,197

Expenses
Advisory fee (see Note B)	1,596,625
Distribution fee—Class A	114,833
Distribution fee—Class B	2,957
Distribution fee—Class C	234,013
Distribution fee—Class R	4,711
Distribution fee—Class K	503
Transfer agency—Class A	27,058
Transfer agency—Class B	189
Transfer agency—Class C	14,902
Transfer agency—Advisor Class	126,718
Transfer agency—Class R	2,243
Transfer agency—Class K	349
Transfer agency—Class I	8,851
Transfer agency—Class Z	892
Custodian	163,005
Audit and tax	140,284
Registration fees	120,488
Administrative	67,811
Printing	57,325
Legal	42,878
Directors’ fees	23,723
Miscellaneous	92,983

Total expenses before dividend and interest expense	2,843,341
Dividend and interest expense	70,895

Total expenses	2,914,236
Less: expenses waived and reimbursed by the Adviser (see Note B)	(476,347)

Net expenses		2,437,889

Net investment income		9,389,308

See notes to financial statements.

52	• AB UNCONSTRAINED BOND FUND

Statement of Operations

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$1,809,097 (a)
Swaps	(4,697,079)
Futures	(3,098,055)
Options written	3,993,166
Swaptions written	800,711
Foreign currency transactions	27,209,184
Net change in unrealized appreciation/depreciation on:
Investments	1,704,227
Swaps	(573,628)
Futures	2,474,406
Options written	(1,230,922)
Swaptions written	(337,842)
Foreign currency denominated assets and liabilities	(26,777,037)
Net gain on investment and foreign currency transactions	1,276,228

Contributions from Affiliates (see Note B)	263,677

Net Increase in Net Assets from Operations	$10,929,213

(a)	Includes foreign capital gains taxes of $7,534.

See notes to financial statements.

AB UNCONSTRAINED BOND FUND •	53

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,389,308	$10,190,138
Net realized gain (loss) on investment and foreign currency transactions	26,017,024	(14,351,875)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(24,740,796)	6,348,107
Contributions from Affiliates (see Note B)	263,677	285,348

Net increase in net assets from operations	10,929,213	2,471,718
Dividends to Shareholders from
Net investment income
Class A	(833,579)	(1,622,181)
Class B	(3,537)	(12,800)
Class C	(275,293)	(556,134)
Advisor Class	(4,380,674)	(7,344,428)
Class R	(14,229)	(26,130)
Class K	(3,680)	(5,872)
Class I	(985,783)	(1,371,387)
Class Z	(111,885)	(16,822)
Capital Stock Transactions
Net decrease	(67,542,791)	(20,392,960)

Total decrease	(63,222,238)	(28,876,996)
Net Assets
Beginning of period	344,365,887	373,242,883

End of period (including undistributed net investment income of $19,776,148 and distributions in excess of net investment income of $(10,076,460).	$281,143,649	$344,365,887

See notes to financial statements.

54	• AB UNCONSTRAINED BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective November 4, 2014, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

AB UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

56	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads

AB UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

58	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$76,324,618		$341,866	^	$76,666,484
Collateralized Mortgage Obligations		– 0	–	47,686,558		4,308,018		51,994,576
Governments – Treasuries		– 0	–	42,016,577		– 0	–	42,016,577
Corporates – Investment Grade		– 0	–	8,663,166		– 0	–	8,663,166
Emerging Markets – Treasuries		– 0	–	8,502,254		– 0	–	8,502,254
Agency		– 0	–	7,404,874		– 0	–	7,404,874
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	3,443,874		3,443,874
Inflation-Linked Securities		– 0	–	2,877,436		– 0	–	2,877,436
Quasi-Sovereigns		– 0	–	2,594,413		– 0	–	2,594,413
Governments – Sovereign Bonds		– 0	–	1,891,643		– 0	–	1,891,643
Emerging Markets – Sovereigns		– 0	–	1,840,084		– 0	–	1,840,084
Options Purchased – Puts		– 0	–	1,828,011		– 0	–	1,828,011
Whole Loan Trusts		– 0	–	– 0	–	1,327,991		1,327,991
Governments – Sovereign Agencies		– 0	–	1,067,580		– 0	–	1,067,580
Bank Loans		– 0	–	1,033,165		– 0	–	1,033,165
Local Governments – Regional Bonds		– 0	–	429,710		– 0	–	429,710
Emerging Markets – Corporate Bonds		– 0	–	352,320		– 0	–	352,320
Options Purchased – Calls		– 0	–	148,755		– 0	–	148,755
Local Governments – Municipal Bonds		– 0	–	128,321		– 0	–	128,321
Common Stocks		88,640		– 0	–	– 0	–	88,640
Warrants		8,741		– 0	–	– 0	–	8,741
Asset-Backed Securities		– 0	–	– 0	–	– 0	–^	– 0	–

AB UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

Investments in Securities	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$40,315,706		$	– 0	–	$	– 0	–	$40,315,706
Governments – Treasuries	– 0	–		36,892,759			– 0	–	36,892,759
Agency Discount Notes	– 0	–		7,492,790			– 0	–	7,492,790
Time Deposits	– 0	–		1,164,880			– 0	–	1,164,880

Total Investments in Securities	40,413,087			250,339,914			9,421,749		300,174,750
Other Financial Instruments*:
Assets
Futures	1,463,445			323,430			– 0	–	1,786,875 †
Forward Currency Exchange Contracts	– 0	–		5,004,403			– 0	–	5,004,403
Centrally Cleared Credit Default Swaps	– 0	–		1,727,662			– 0	–	1,727,662 †
Centrally Cleared Interest Rate Swaps	– 0	–		5,014,521			– 0	–	5,014,521 †
Credit Default Swaps	– 0	–		1,281,157			– 0	–	1,281,157
Total Return Swaps	– 0	–		157,602			– 0	–	157,602
Variance Swaps	– 0	–		148,268			– 0	–	148,268
Liabilities
Futures	(811,449)			– 0	–		– 0	–	(811,449)†
Forward Currency Exchange Contracts	– 0	–		(18,453,852)			– 0	–	(18,453,852)
Centrally Cleared Credit Default Swaps	– 0	–		(1,336,370)			– 0	–	(1,336,370)†
Centrally Cleared Interest Rate Swaps	– 0	–		(4,911,954)			– 0	–	(4,911,954)†
Credit Default Swaps	– 0	–		(4,135,996)			– 0	–	(4,135,996)
Interest Rate Swaps	– 0	–		(140,845)			– 0	–	(140,845)
Total Return Swaps	– 0	–		(599,551)			– 0	–	(599,551)
Variance Swaps	– 0	–		(84,473)			– 0	–	(84,473)
Call Options Written	– 0	–		(315,386)			– 0	–	(315,386)
Put Options Written	– 0	–		(333,650)			– 0	–	(333,650)
Interest Rate Swaptions Written	– 0	–		(391,955)			– 0	–	(391,955)

Total+	$41,065,083			$233,292,925			$9,421,749		$283,779,757

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written, which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

60	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade^		Collateralized Mortgage Obligations		Emerging Markets - Treasuries			Commercial Mortgage- Backed Securities
Balance as of 10/31/15	$380,740		$40,676,580			$740,529		$3,422,956
Accrued discounts/(premiums)	6,828		10,877			– 0	–	(251)
Realized gain (loss)	(3,148)		(80,562)			– 0	–	(3,461)
Change in unrealized appreciation/depreciation	(93,144)		43,447			– 0	–	(77,160)
Purchases	62,149		4,261,325			– 0	–	1,726,680
Sales/Pay downs	(11,559)		(3,175,408)			– 0	–	(1,624,890)
Transfers into Level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(37,428,241)			(740,529)		– 0	–

Balance as of 10/31/16	$341,866		$4,308,018		$	– 0	–	$3,443,874

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16**	$(93,144)		$46,693		$	– 0	–	$(84,763)

	Whole Loan Trusts		Asset- Backed Securities^			Total
Balance as of 10/31/15	$1,599,450			$269,398		$47,089,653
Accrued discounts/(premiums)	4,995			1,006		23,455
Realized gain (loss)	(9,299)			(21,246)		(117,716)
Change in unrealized appreciation/depreciation	(166,254)			19,433		(273,678)
Purchases	– 0	–		– 0	–	6,050,154
Sales/Pay downs	(100,901)			(268,591)		(5,181,349)
Transfers into Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	(38,168,770)

Balance as of 10/31/16	$1,327,991		$	– 0	–	$9,421,749	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/16**	$(166,254)		$	– 0	–	$(297,468)

**	The unrealized appreciation/(depreciation) may be included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

^	The Fund held securities with zero market value at period end.

+	An amount of $38,168,770 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such securities during the reporting period.

AB UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2016. Securities priced by third party vendors and NAV equivalent are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/16		Valuation Technique	Unobservable Input	Input
Whole Loan Trusts	$784,629		Discounted Cash Flow	Level Yield	13.45%
				Discount Rate	13.45%
	$543,362		Market Approach	Underlying NAV of the Collateral	$102.54

	$1,327,991

Asset-Backed Securities	$–0	–	Qualitative Assessment

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Level Yield and Discount Rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in Underlying NAV of the Collateral in isolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the

62	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

AB UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2016, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of

64	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

$5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement extends through January 31, 2017 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2016, such reimbursements/waivers amounted to $452,745. Prior to January 29, 2016, the Adviser had agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 1.60%, .60%, 1.10%, .85%, .60% and .60% of the daily average net assets for Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively.

For the years ended October 31, 2016 and October 31, 2015, the Adviser reimbursed the Fund $263,677 and $285,348, respectively, for trading losses incurred due to trade entry errors and overdraft reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $67,811.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $60,678 for the year ended October 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,512 from the sale of Class A shares and received $126, $27 and $1,211 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by

AB UNCONSTRAINED BOND FUND •	65

Notes to Financial Statements

members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has had a contractual investment management fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016 such waiver amounted to $23,602. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2016 (000)	Dividend Income (000)
$39,385	$473,458	$472,527	$40,316	$87

Brokerage commissions paid on investment transactions for the six months ended October 31, 2016 amounted to $124,770, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,333,908, $2,125,161, $41,377 and $13,191 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future

66	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$284,349,346	$257,141,417
U.S. government securities	75,730,819	133,914,470

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures, and swaps) are as follows:

Cost	$302,316,647

Gross unrealized appreciation	$7,992,911
Gross unrealized depreciation	(10,134,808)

Net unrealized depreciation	$(2,141,897)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio. The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between

AB UNCONSTRAINED BOND FUND •	67

Notes to Financial Statements

the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to

68	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At October 31, 2016, the maximum payment for written put options amounted to $103,745,000. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of

AB UNCONSTRAINED BOND FUND •	69

Notes to Financial Statements

the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2016, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2016, the Fund held purchased swaptions for non-hedging purposes.

During the year ended October 31, 2016, the Fund held written swaptions for non-hedging purposes.

For the year ended October 31, 2016, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/15	1,281,147		$1,989,732
Options written	1,293,292,422		3,607,233
Options expired	(269,252,956)		(4,043,040)
Options bought back	(1,024,057,215)		(877,761)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 10/31/16	1,263,398		$676,164

For the year ended October 31, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/15	$28,880,000		$611,233
Swaptions written	754,619,789		3,233,127
Swaptions expired	(24,430,000)		(474,011)
Swaptions bought back	(682,622,562)		(3,004,858)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 10/31/16	$76,447,227		$365,491

70	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB UNCONSTRAINED BOND FUND •	71

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund

72	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2016, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $138,907,215.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit

AB UNCONSTRAINED BOND FUND •	73

Notes to Financial Statements

event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2016, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect

74	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2016, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB UNCONSTRAINED BOND FUND •	75

Notes to Financial Statements

During the year ended October 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$157,602		Unrealized depreciation on interest rate swaps	$140,845
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	6,477,966	*	Receivable/Payable for margin on exchange-traded derivatives	5,699,155	*
Interest rate contracts	Investments in securities, at value	1,274,237		Swaptions written, at value	391,955
Interest rate contracts				Options written, at value	535,896
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,004,403		Unrealized depreciation on forward currency exchange contracts	18,453,852
Credit contracts	Unrealized appreciation on credit default swaps	1,281,157		Unrealized depreciation on credit default swaps	4,135,996
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	1,727,662	*	Receivable/Payable for variation margin on exchange-traded derivatives	1,336,370	*
Credit contracts	Investments in securities, at value	344,336
Equity contracts	Unrealized appreciation on variance swaps	148,268		Unrealized depreciation on variance swaps	84,473
Equity contracts				Unrealized depreciation on total return swaps	599,551
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	323,430	*	Receivable/ Payable for variation margin on exchange-traded derivatives	24,248	*
Equity contracts	Investments in securities, at value	358,193		Options written, at value	113,140

Total		$17,097,254			$31,515,481

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

76	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(350,834)	$445,513

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,026,080	1,004,579

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,277,358)	592,247

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	465,154	(69,125)

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	749,400	(337,842)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	23,302,327	(26,717,970)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(500,107)	(107,488)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	470,779	– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(198,942)	164,026

AB UNCONSTRAINED BOND FUND •	77

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$(4,613,939)	$(794,525)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	51,311	– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	267,694	(224,616)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(4,124,135)	1,469,827

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(2,104,740)	(582,853)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	3,057,233	(1,161,797)

Total		$16,219,923	$(26,320,024)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$210,302,884
Average notional amount of sale contracts	$270,938,521

Centrally Cleared Interest Rate Swaps:
Average notional amount	$700,445,889

Credit Default Swaps:
Average notional amount of buy contracts	$376,493,639
Average notional amount of sale contracts	$132,884,727

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$215,712,598
Average principal amount of sale contracts	$293,448,082

78	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Futures:
Average original value of buy contracts	$71,036,238
Average original value of sale contracts	$88,321,943

Interest Rate Swaps:
Average notional amount	$52,088,074

Total Return Swaps:
Average notional amount	$15,877,367

Variance Swaps:
Average notional amount	$1,373,972	(a)

Purchased Options:
Average monthly cost	$1,252,664

(a)	Positions were open five months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and derivative liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$99,781	$(99,781)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$99,781	$(99,781)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$359,834	$(359,834)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,492,890	(1,492,890)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	738,748	(11,243)		– 0	–		– 0	–		727,505
Brown Brothers Harriman & Co.	207,074	(107,560)		– 0	–		– 0	–		99,514
Citibank, NA	1,927,053	(1,927,053)		– 0	–		– 0	–		– 0	–
Credit Suisse International	141,095	(141,095)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,472,182	(2,472,182)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	179,121	(174,077)		– 0	–		– 0	–		5,044
JPMorgan Chase Bank, NA	336,942	(336,942)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	836,670	(251,676)		– 0	–		(584,994)			– 0	–

AB UNCONSTRAINED BOND FUND •	79

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Royal Bank of Scotland PLC	$155,318	$(155,318)		$	– 0	–	$	– 0	–	$	– 0	–
Societe Generale	157,602	– 0	–		– 0	–		– 0	–		157,602
UBS AG	4,686	(4,686)			– 0	–		– 0	–		– 0	–

Total	$9,009,215	$(7,434,556)		$	– 0	–		$(584,994)			$989,665	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$22,700	$ – 0	–		$(22,700)		$	– 0	–	$	– 0	–
Morgan Stanley & Co. LLC**	288,186	(99,781)			(188,405)			– 0	–		– 0	–

Total	$310,886	$(99,781)			$(211,105)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$1,264,853	$(359,834)		$	– 0	–		$(905,019)		$	– 0	–
Barclays Bank PLC	4,462,215	(1,492,890)			– 0	–		(2,969,325)			– 0	–
BNP Paribas SA	11,243	(11,243)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	107,560	(107,560)			– 0	–		– 0	–		– 0	–
Citibank, NA	2,494,048	(1,927,053)			– 0	–		(566,995)			– 0	–
Credit Suisse International	1,738,612	(141,095)			– 0	–		(1,334,840)			262,677
Deutsche Bank AG	4,056,647	– 0	–		– 0	–		(4,056,647)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	17,197,834	(2,472,182)			– 0	–		(2,566,245)			12,159,407
HSBC Bank USA	174,077	(174,077)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	568,375	(336,942)			– 0	–		(231,433)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	251,676	(251,676)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	652,968	(155,318)			– 0	–		– 0	–		497,650
Standard Chartered Bank	8,632	– 0	–		– 0	–		– 0	–		8,632
UBS AG	4,959	(4,686)			– 0	–		– 0	–		273

Total	$32,993,699	$(7,434,556)		$	– 0	–		$(12,630,504)			$12,928,639	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at October 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

80	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2016, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds,

AB UNCONSTRAINED BOND FUND •	81

Notes to Financial Statements

frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2016, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

During the year ended October 31, 2016, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	713,605	1,770,960	$5,994,844	$15,341,136

Shares issued in reinvestment of dividends	65,862	126,102	555,658	1,086,794

Shares converted from Class B	17,148	26,381	143,731	228,087

Shares redeemed	(1,936,836)	(3,213,856)	(16,296,831)	(27,805,031)

Net decrease	(1,140,221)	(1,290,413)	$(9,602,598)	$(11,149,014)

Class B
Shares sold	1,089	1,738	$9,131	$15,155

Shares issued in reinvestment of dividends	381	1,342	3,214	11,577

Shares converted to Class A	(17,128)	(26,358)	(143,731)	(228,087)

Shares redeemed	(9,494)	(20,063)	(78,726)	(173,716)

Net decrease	(25,152)	(43,341)	$(210,112)	$(375,071)

82	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class C
Shares sold	278,562	1,397,893	$2,330,559	$12,104,073

Shares issued in reinvestment of dividends	25,515	48,933	215,331	421,195

Shares redeemed	(921,321)	(748,068)	(7,760,594)	(6,456,498)

Net increase (decrease)	(617,244)	698,758	$(5,214,704)	$6,068,770

Advisor Class
Shares sold	7,453,627	10,853,530	$62,641,185	$93,884,157

Shares issued in reinvestment of dividends	357,345	509,826	3,009,574	4,385,463

Shares redeemed	(14,979,238)	(14,033,399)	(126,107,577)	(121,035,374)

Net decrease	(7,168,266)	(2,670,043)	$(60,456,818)	$(22,765,754)

Class R
Shares sold	21,604	71,570	$182,043	$616,234

Shares issued in reinvestment of dividends	1,687	3,040	14,229	26,129

Shares redeemed	(50,693)	(34,204)	(425,697)	(293,796)

Net increase (decrease)	(27,402)	40,406	$(229,425)	$348,567

Class K
Shares sold	3,861	6,729	$32,720	$57,949

Shares issued in reinvestment of dividends	435	656	3,679	5,670

Shares redeemed	(1)	(14,356)	(8)	(124,876)

Net increase (decrease)	4,295	(6,971)	$36,391	$(61,257)

Class I
Shares sold	2,544	480,254	$21,384	$4,163,272

Shares issued in reinvestment of dividends	117,082	159,508	985,717	1,370,863

Shares redeemed	(43,942)	(4,865)	(365,637)	(41,424)

Net increase	75,684	634,897	$641,464	$5,492,711

Class Z*
Shares sold	1,281,581	259,966	$10,892,012	$2,215,529

Shares issued in reinvestment of dividends	13,235	1,953	111,744	16,585

Shares redeemed	(419,268)	(21,569)	(3,510,745)	(184,026)

Net increase	875,548	240,350	$7,493,011	$2,048,088

*	Commenced distributions on November 4, 2014.

AB UNCONSTRAINED BOND FUND •	83

Notes to Financial Statements

As of October 31, 2016, certain shareholders owned 14% of the Fund’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

84	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that

AB UNCONSTRAINED BOND FUND •	85

Notes to Financial Statements

have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$6,608,660	$10,955,754

Total distributions paid	$6,608,660	$10,955,754

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,560,238
Accumulated capital and other losses	(11,143,464	)(a)
Unrealized appreciation/(depreciation)	(2,967,254	)(b)

Total accumulated earnings/(deficit)	$(9,550,480	)(c)

(a)	At October 31, 2016, the Fund had a net capital loss carryforward of $10,822,210. As of October 31, 2016, the Fund had cumulative deferred loss on straddles of $321,254.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/(losses) on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

86	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2016, the Fund had a net capital loss carryforward of $10,822,210 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$1,177,357	N/A	2017
1,053,051	N/A	2018
1,313,588	N/A	2019
7,278,214	$– 0 –	No Expiration

During the current fiscal year, permanent differences primarily due to the reclassifications of foreign currency and foreign capital gains tax, the tax treatment of swaps, options, and futures, reclassifications of paydown gains/(losses), the tax treatment of clearing fees and Treasury inflation-protected securities, and contributions from the Adviser resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”)

AB UNCONSTRAINED BOND FUND •	87

Notes to Financial Statements

intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

88	• AB UNCONSTRAINED BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.47	$ 8.67	$ 8.68	$ 9.09	$ 8.33

Income From Investment Operations
Net investment income(a)(b)	.24	.22	.16	.06	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.19)	(.06)	(.02)	.76
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.31	.04	.10	.04	.87

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.24)	(.11)	(.34)	(.11)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.11)	– 0	–

Total dividends and distributions	(.16)	(.24)	(.11)	(.45)	(.11)

Net asset value, end of period	$ 8.62	$ 8.47	$ 8.67	$ 8.68	$ 9.09

Total Return
Total investment return based on net asset value(c)	3.74	%^*†	0.49	%†	1.11%	0.46%	10.49	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,061	$50,031	$62,396	$73,922	$51,931
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.91	%(h)	.90%	.90%	.90%	.91%
Expenses, before waivers/reimbursements(d)	1.07	%(h)	1.06%	1.06%	1.19%	1.45%
Net investment income(b)	2.80%	2.51%	1.81%	.68%	1.31%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

AB UNCONSTRAINED BOND FUND •	89

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.48	$ 8.68	$ 8.68	$ 9.10	$ 8.34

Income From Investment Operations
Net investment income(a)(b)	.15	.15	.10	.00	(e)	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.18)	(.05)	(.03)	.75
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	(.02)	.05	(.03)	.82

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.18)	(.05)	(.26)	(.06)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.10)	(.18)	(.05)	(.39)	(.06)

Net asset value, end of period	$ 8.62	$ 8.48	$ 8.68	$ 8.68	$ 9.10

Total Return
Total investment return based on net asset value(c)	2.85	%*†	(0.23	)%†	0.52%	(0.30)%	9.85	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$232	$442	$828	$1,406	$1,774
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%(h)	1.60%	1.60%	1.60%	1.61%
Expenses, before waivers/reimbursements(d)	1.81	%(h)	1.76%	1.77%	1.93%	2.20%
Net investment income(b)	1.82%	1.71%	1.11%	.05%	.77%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

90	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.47	$ 8.67	$ 8.68	$ 9.10	$ 8.33

Income From Investment Operations
Net investment income(a)(b)	.18	.17	.10	.00	(e)	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.19)	(.06)	(.03)	.77
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	(.01)	.04	(.03)	.83

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.19)	(.05)	(.29)	(.06)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.10)	– 0	–

Total dividends and distributions	(.10)	(.19)	(.05)	(.39)	(.06)

Net asset value, end of period	$ 8.62	$ 8.47	$ 8.67	$ 8.68	$ 9.10

Total Return
Total investment return based on net asset value(c)	2.98	%^*†	(0.19	)%†	0.42%	(0.31)%	9.99	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,247	$26,119	$20,681	$18,707	$13,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.65	%(h)	1.60%	1.60%	1.60%	1.61%
Expenses, before waivers/reimbursements(d)	1.81	%(h)	1.77%	1.77%	1.89%	2.17%
Net investment income(b)	2.08%	1.95%	1.14%	.04%	.63%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

AB UNCONSTRAINED BOND FUND •	91

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.46	$ 8.66	$ 8.67	$ 9.09	$ 8.33

Income From Investment Operations
Net investment income(a)(b)	.25	.25	.19	.08	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(.19)	(.07)	(.02)	.76
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.33	.07	.12	.06	.90

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.27)	(.13)	(.40)	(.14)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.08)	– 0	–

Total dividends and distributions	(.18)	(.27)	(.13)	(.48)	(.14)

Net asset value, end of period	$ 8.61	$ 8.46	$ 8.66	$ 8.67	$ 9.09

Total Return
Total investment return based on net asset value(c)	4.02	%^*†	0.80	%†	1.42%	0.63%	10.86	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162,255	$220,195	$248,510	$143,980	$28,989
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65	%(h)	.60%	.60%	.60%	.61%
Expenses, before waivers/reimbursements(d)	.81	%(h)	.76%	.77%	.87%	1.15%
Net investment income(b)	3.02%	2.89%	2.14%	.96%	1.61%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

92	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.46	$ 8.65	$ 8.65	$ 9.07	$ 8.31

Income From Investment Operations
Net investment income(a)(b)	.21	.21	.14	.05	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	(.20)	(.06)	(.04)	.76
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.29	.02	.08	.01	.86

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.21)	(.08)	(.28)	(.10)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.15)	– 0	–

Total dividends and distributions	(.13)	(.21)	(.08)	(.43)	(.10)

Net asset value, end of period	$ 8.62	$ 8.46	$ 8.65	$ 8.65	$ 9.07

Total Return
Total investment return based on net asset value(c)	3.43	%^*†	0.35	%†	0.98%	0.14%	10.37	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$911	$1,126	$801	$911	$1,156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.15	%(h)	1.10%	1.10%	1.10%	1.11%
Expenses, before waivers/reimbursements(d)	1.48	%(h)	1.46%	1.46%	1.59%	1.84%
Net investment income(b)	2.53%	2.48%	1.66%	.52%	1.09%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

AB UNCONSTRAINED BOND FUND •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.49	$ 8.68	$ 8.68	$ 9.10	$ 8.34

Income From Investment Operations
Net investment income(a)(b)	.25	.22	.16	.07	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04	(.18)	(.05)	(.03)	.73
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.30	.05	.11	.04	.88

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.24)	(.11)	(.32)	(.12)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.14)	– 0	–

Total dividends and distributions	(.15)	(.24)	(.11)	(.46)	(.12)

Net asset value, end of period	$ 8.64	$ 8.49	$ 8.68	$ 8.68	$ 9.10

Total Return
Total investment return based on net asset value(c)	3.63	%*†	0.55	%†	1.24%	0.40%	10.58	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$221	$181	$245	$48	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%(h)	.85%	.85%	.85%	.86%
Expenses, before waivers/reimbursements(d)	1.17	%(h)	1.12%	1.14%	1.24%	1.48%
Net investment income(b)	2.94%	2.55%	1.87%	.75%	1.78%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

94	• AB UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.45	$ 8.65	$ 8.66	$ 9.08	$ 8.31

Income From Investment Operations
Net investment income(a)(b)	.27	.25	.18	.08	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(.19)	(.06)	(.02)	.77
Contributions from Affiliates	.01	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.34	.07	.12	.06	.91

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.27)	(.13)	(.45)	(.14)
Tax return of capital	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.19)	(.27)	(.13)	(.48)	(.14)

Net asset value, end of period	$ 8.60	$ 8.45	$ 8.65	$ 8.66	$ 9.08

Total Return
Total investment return based on net asset value(c)	4.07	%^*†	0.78	%†	1.42%	0.67%	11.02	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,629	$44,242	$39,782	$8,036	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65	%(h)	.60%	.60%	.60%	.61%
Expenses, before waivers/reimbursements(d)	.77	%(h)	.78%	.74%	.80%	1.14%
Net investment income(b)	3.17%	2.93%	2.10%	.92%	1.65%
Portfolio turnover rate	137%	149%	161%	301%	128%

See footnote summary on pages 97-98.

AB UNCONSTRAINED BOND FUND •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2016		November 4, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 8.45		$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.28		.31
Net realized and unrealized gain on investment and foreign currency transactions	.04		(.25)
Contributions from Affiliates	.01		.01

Net increase (decrease) in net asset value from operations	.33		.07

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.27)

Net asset value, end of period	$ 8.59		$ 8.45

Total Return
Total investment return based on net asset value(c)	3.94	%*†	0.85	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,587		$2,031
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.65	%(h)	.60	%(g)
Expenses, before waivers/reimbursements(d)	.78	%(h)	.80	%(g)
Net investment income(b)	3.31%		3.68	%(g)
Portfolio turnover rate	137%		149%

See footnote summary on pages 97-98.

96	• AB UNCONSTRAINED BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude non-operating expense:

	Year Ended October 31,
	2016	2015	2014	2013	2012

Class A
Net waivers/reimbursements	.89%	.90%	.90%	.90%	.90%
Before waivers/reimbursements	1.05%	1.06%	1.06%	1.19%	1.44%
Class B
Net of waivers/reimbursements	1.63%	1.60%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.78%	1.76%	1.77%	1.93%	2.20%
Class C
Net of waivers/reimbursements	1.63%	1.60%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.79%	1.77%	1.77%	1.89%	2.16%
Advisor Class
Net of waivers/reimbursements	.63%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.78%	.76%	.77%	.87%	1.14%
Class R
Net of waivers/reimbursements	1.13%	1.10%	1.10%	1.10%	1.10%
Before waivers/reimbursements	1.46%	1.46%	1.46%	1.59%	1.83%
Class K
Net of waivers/reimbursements	.88%	.85%	.85%	.85%	.85%
Before waivers/reimbursements	1.15%	1.12%	1.14%	1.24%	1.47%
Class I
Net of waivers/reimbursements	.63%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.75%	.78%	.74%	.80%	1.13%

	Year Ended October 31, 2016	November 4, 2014(f) to October 31, 2015
Class Z
Net of waivers/reimbursements…	.63%	.60	%(g)
Before waivers/reimbursements	.76%	.80	%(g)

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

(g)	Annualized.

(h)	Expense ratios do not include expenses of the AB mutual funds in which the Fund invests. For the year ended shown below, the acquired fund fees of the AB mutual funds was as follows:

Year Ended October 31, 2016
0.01%

AB UNCONSTRAINED BOND FUND •	97

Financial Highlights

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2016 and October 31, 2012 by 0.01% and 0.01%, respectively.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

See notes to financial statements.

98	• AB UNCONSTRAINED BOND FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Unconstrained Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Unconstrained Bond Fund, Inc. (the “Fund”), as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Unconstrained Bond Fund, Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2016

AB UNCONSTRAINED BOND FUND •	99

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2016.

For corporate shareholders, 1.32% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 37.64% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2016, the Fund designates $86,971 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

100	• AB UNCONSTRAINED BOND FUND

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Scott DiMaggio(2), Vice President

Gershon Distenfeld(2), Vice President

Douglas J. Peebles(2) , Vice President

Dimitri Silva(2) , Vice President

John Taylor(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DiMaggio, Distenfeld, Peebles, Silva and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB UNCONSTRAINED BOND FUND •	101

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

102	• AB UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr. # Chairman of the Board 75 (2014)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non- profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (1995)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB UNCONSTRAINED BOND FUND •	103

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (1995)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

104	• AB UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	108	None

AB UNCONSTRAINED BOND FUND •	105

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

106	• AB UNCONSTRAINED BOND FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	108	None

Earl D. Weiner, # 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB UNCONSTRAINED BOND FUND •	107

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

108	• AB UNCONSTRAINED BOND FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Scott A. DiMaggio 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Gershon M. Distenfeld 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Douglas J. Peebles 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Dimitri Silva 34	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2011.

John Taylor 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Stephen M. Woetzel 45	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

AB UNCONSTRAINED BOND FUND •	109

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (formerly named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

110	• AB UNCONSTRAINED BOND FUND

considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

AB UNCONSTRAINED BOND FUND •	111

expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2013 or 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index (the “T-Bill Index”) and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) (the “Barclays Index”) , in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the Barclays Index) for the period since inception (January 1996 inception). The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the T-Bill Index in all periods and the Barclays Index in the period since inception, but lagged the latter Index in all other periods. The directors also noted that they had approved, effective February 2011, a new investment policy and a name change to AB Unconstrained Bond Fund from AllianceBernstein Diversified Yield Fund. Based on their review, the directors concluded that the Fund’s recent performance was acceptable.

112	• AB UNCONSTRAINED BOND FUND

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points, plus the 1.8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the Adviser’s fee schedule for non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to

AB UNCONSTRAINED BOND FUND •	113

reflect a reduction in the 12b-1 fee effective February 1, 2016. The expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser and the pro forma ratio for the Class A shares was unchanged because the Adviser’s undertaking in respect of that class did not change. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s pro forma total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

114	• AB UNCONSTRAINED BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB UNCONSTRAINED BOND FUND •	115

AB Family of Funds

NOTES

116	• AB UNCONSTRAINED BOND FUND

AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0151-1016

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB Unconstrained Bond Fund	2015	$104,729	$—	$37,050

	2016	$107,809	$16	$27,772

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Unconstrained Bond Fund	2015	$455,125	$37,050
			$—
			$(37,050)

	2016	$463,608	$27,788
			$(16)
			$(27,772)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2016